SUPPLEMENT TO THE

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")

                                       OF

                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

                EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

                           (collectively, the "Funds")

I. Evergreen High Yield Bond Fund, Evergreen Intermediate Term Bond Fund, Evergreen Short-Duration Income Fund and Evergreen Strategic Income Fund

         Effective immediately, the section in part one of the Funds SAI entitled OTHER SECURITIES AND PRACTICES is revised to reflect that each Fund may invest in Dollar Rolls.

         In addition, the following sections in part two of the Funds SAI is revised in its entirety as follows:

Dollar Roll Transactions

         The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

         Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements. The Funds will only engage in Covered Dollar Rolls until a leverage policy is adopted by Evergreen.

Covered Dollar Rolls

         The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund's right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transactions.


April 26, 2002                                                      561690 4/02